SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/ Filed by a party other than the registrant / / Check the appropriate box:

[ ]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             PENN STREET FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                             PENN STREET FUND, INC.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                         THE MCGLINN BALANCED PORTFOLIO
                     THE CUMBERLAND TAXABLE INCOME PORTFOLIO
                     THE BALDWIN LARGE-CAP GROWTH PORTFOLIO
              THE PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO
                 THE BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO

                           TO BE HELD ON JULY 8, 2003

Penn Street Fund, Inc. (the "Company") is holding a special meeting of its shareholders (the "Special Meeting") on Tuesday, July 8, 2003 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the Company's offices, located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Company is a Maryland corporation, operating as a registered management investment company. The Company has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of the four series named above.

     The Special Meeting will be held to consider the following items of business:

     1.   Approval  of  Amended & Restated  Articles  of  Incorporation  for the
          Company;

     2. Approval of a new Sub-Investment Advisory Agreement for the Penn Street Advisors Sector Rotational Portfolio; and

     3. To transact such other business as may properly come before the shareholders of the Company.

     You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on May 31, 2003. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Company at 1-866-207-5175 to inform them.

     Your vote on these proposals is very important. IF YOU OWN SHARES IN MORE THAN ONE ACCOUNT OF THE COMPANY, YOU WILL RECEIVE MORE THAN ONE PROXY STATEMENT AND PROXY CARD AND WILL NEED TO VOTE THE SHARES YOU HOLD FOR EACH ACCOUNT. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope. You may also return your completed proxy card by faxing it to the Company at 610-935-3775

     PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Directors,

                                        Mr. G. Michael Mara
                                        President

June 26, 2003

                             PENN STREET FUND, INC.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                               DATED JUNE 26, 2003

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 8, 2003

INTRODUCTION

The Board of Directors (the "Board") of Penn Street Fund, Inc. (the "Company") has voted to call a special meeting of shareholders of the The McGlinn Balanced Portfolio, The Cumberland Taxable Income Portfolio, The Baldwin Large-Cap Growth Portfolio, The Penn Street Advisors Sector Rotational Portfolio, and the Berkshire Advisors Select Equity Portfolio (each a "Fund" and together the "Funds"), in order to seek shareholder approval of two proposals relating to the Company. The Special Meeting will be held at the Company's offices, located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Tuesday, July 8, 2003. If you expect to attend the Special Meeting in person, please call the Company at 1-866-207-5175 to inform them of your intentions.

MATTERS FOR SHAREHOLDER CONSIDERATION

     The Board is seeking shareholder approval of two proposals:

     1. Approval of Amended & Restated Articles of Incorporation for the Company; and

     2. Approval of a new Sub-Investment Advisory Agreement for the Penn Street Advisors Sector Rotational Portfolio.

     The shareholders may also consider and approve such other matters as may properly come before the shareholders at the Special Meeting.

WHO VOTES ON WHICH PROPOSALS

     The table below summarizes each proposal to be presented at the Special Meeting and shows the Funds whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
               PROPOSAL                        WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------
1.   Approving Amended and Restated        All shareholders of all Funds, voting
     Articles of Incorporation.            together in the aggregate.
--------------------------------------------------------------------------------
2.   Approving a new Sub-Investment        Shareholders of the Penn Street
     Advisory Agreement for the Penn       Advisors Sector Rotational Portfolio
     street Sector Rotational Portfolio    ONLY, voting separately.
--------------------------------------------------------------------------------

WHO IS ELIGIBLE TO VOTE

     If you were the record owner of any shares of any Fund as of the close of business on May 31, 2003 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Company in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Board has named Theresa McNamee and Kenneth Faith as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning your proxy card(s), you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Company in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the two proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Company's Secretary in writing, before the Special Meeting, that you have revoked your proxy, at the following address: Maria McGarry, Esq., Penn Street Fund, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

VOTING IN PERSON

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

BOARD RECOMMENDATION

     The Board unanimously recommends that you vote "For" each of the proposals described in this proxy statement.

REQUIREMENT OF A QUORUM

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Company to hold a valid shareholder meeting. The Company cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Company's Articles of Incorporation and by-laws require that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the Special Meeting:

--------------------------------------------------------------------------------
                 PROPOSAL                  NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------------------------------------
1.   Approving Amended and Restated       A majority of all outstanding shares
     Articles of Incorporation.           (as of May 31, 2003) of all the Funds
                                          taken together, with the shareholders
                                          of all Funds voting in the aggregate.
--------------------------------------------------------------------------------
2.   Approving a new Sub-Investment       A majority of all outstanding shares
     Advisory Agreement for The Penn      (as of May 31, 2003) of The Penn
     Street Advisors Sector Rotational    Street Advisors Sector Rotational
     Portfolio.                           Portfolio, with the shareholders of
                                          that Fund voting separately.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------
              PROPOSAL                    NUMBER OF SHARES REQUIRED TO APPROVE;
--------------------------------------------------------------------------------
1.   Approving Amended and Restated      The affirmative vote of a majority of
     Articles of Incorporation           the shares entitled to vote of the all
                                         Funds taken together, voting in the
                                         aggregate.
--------------------------------------------------------------------------------
2.   Approving a new Sub-Investment      The affirmative vote of a majority of
     Advisory Agreement for The Penn     the shares entitled to vote of The Penn
     Street Advisors Sector Rotational   Street Advisors Sector Rotational
     Portfolio                           Portfolio ONLY, voting separately.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

ADJOURNMENTS

     The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

COST OF THE SHAREHOLDER MEETING AND PROXY SOLICITATION

     The Company is paying the costs of the shareholder meeting and proxy solicitation.

WHO TO CALL WITH QUESTIONS

     Please call the Company at 1-866-207-5175 with any questions you may have relating to this proxy statement. ALSO, AT YOUR REQUEST, THE COMPANY WILL SEND YOU A FREE COPY OF ITS MOST RECENT AUDITED ANNUAL REPORT, DATED OCTOBER 31, 2002 AND UNAUDITED SEMI-ANNUAL FINANCIAL REPORT, DATED APRIL 30, 2002. Simply call the Company to request a copy of either report.

--------------------------------------------------------------------------------

PROPOSAL 1.    APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.

     The Board has adopted and recommends that the shareholders of the Company approve Amended and Restated Articles of Incorporation (the "Amended Articles") of Penn Street Fund, Inc. A copy of the Amended Articles is attached to this proxy statement as Appendix B.

     The Amended Articles incorporate revisions to the charter of the Corporation which are designed to clarify the powers of the Board of Directors and shareholders, to provide the Board of Directors with greater flexibility in managing the business and affairs of the Funds and the Company, and to reflect developments in Maryland law affecting registered investment companies. The Amended Articles do not alter in any way the existing fiduciary obligations of the directors to act with due care and in the interests of shareholders.

     The   Amended   Articles   amend  the   Company's   original   Articles  of
Incorporation, and the various amendments thereto, in several ways. The following discussion summarizes some of the more significant amendments effected by the Amended Articles. In addition to the changes described below, there are other substantive and stylistic differences between the Company's currently effective Articles of Incorporation and amendments thereto and the Amended Articles. The following summary is qualified in its entirety by reference to the Amended Articles which are attached as Appendix B to this proxy statement.

Proposal 1(A) Powers And Purposes.
----------------------------------

     The Amended Articles simplify the statement of the purposes and powers of the Corporation and make the Company's purpose more clearly defined than the general statement of purposes included in the Article Third of the original Articles of Incorporation. There is no substantive change being made to this section under the proposed Amended Articles.

Proposal 1(B) Series And Classes Of Stock.
------------------------------------------

     The Amended Articles clarify the powers of the Board of Directors to create or terminate classes and series of stock. The ability to create additional series of the Company's shares, and classes of shares of the Funds and any future series, will facilitate implementation of new investment products and alternative pricing structures for investors. Under the Amended Articles, the Board of Directors may not alter the terms or contract rights of any outstanding shares without shareholder approval, except in compliance with applicable law. There is no substantive change being made to this section under the proposed Amended Articles.

The Amended Articles also clarify organizational and corporate matters related to shares of the Funds. Article SIXTH of the Amended Articles classify 10,000,000 shares of the Company's authorized capital stock as shares of the McGlinn Balanced Portfolio, 10,000,000 shares as The Andrew Portfolio, 10,000,000 shares as the Cumberland Taxable Fixed Income Portfolio, 10,000,000 shares as the Baldwin Large-Cap Growth Portfolio, 10,000,000 shares as the Penn Street Advisors Sector Rotational Portfolio, and 10,000,000 shares as Berkshire Advisors Select Equity Portfolio.

Proposal 1(C) Involuntary And In-Kind Redemptions.
--------------------------------------------------

     The Amended Articles expand the power of the Board of Directors to redeem involuntarily the shares of shareholders whose account values are less than the minimum investment amount set by the Company from time to time. Any such redemptions will be subject to compliance with applicable laws and regulations, including the 1940 Act. The Amended Articles also clarify the authority of the Board of Directors to make in-kind redemptions, to the extent and in the manner permitted by the 1940 Act, if the Board determines doing so is in the best interests of shareholders. The Board has no current intention to exercise its authority to make involuntary or in-kind redemptions. The Board would expect to make such redemptions only under exceptional circumstances.

Proposal 1(D) Shareholder Proposals.
------------------------------------

     The Amended Articles clearly define the circumstances under which a shareholder proposal may be included in the proxy materials for annual and special meetings of the shareholders to conform to the guidelines set forth under the Investment Company Act of 1940, as amended and Maryland law. The original Articles of Incorporation did not directly address the issue of shareholder meetings.

CONCLUSION

     The Board of Directors  has  concluded  that the  proposed  adoption of the
Amended Articles is in the best interests of the shareholders of the Funds. Accordingly, the Board recommends that shareholders vote FOR each Section of the Amended Articles that has been proposed for modification. If approved by shareholders, the Amended Articles will take effect when they are filed with and accepted for record by the Maryland State Department of Taxation and Assessments. If one or more portions of the Amended Articles are not approved by shareholders, the Company's original Articles of Incorporation which address such Section(s) will remain unchanged and in effect.

--------------------------------------------------------------------------------
YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU
                            VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------

PROPOSAL # 2   NEW  SUB-ADVISORY  AGREEMENT FOR THE PENN STREET  ADVISORS SECTOR
               ROTATIONAL PORTFOLIO

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

Only shareholders of record ( as of May 31, 2003) of shares of the Penn Street Advisors Sector Rotational Portfolio may vote on this Proposal.

DISCUSSION

The Penn Street Advisors Sector Rotational Portfolio (the "PSA Fund")commenced investment operations on August 30, 2000. Citco-Quaker Fund Advisors, Inc. ("CQFA"), 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, serves as investment adviser to the PSA Fund under a written Investment Advisory Agreement (the "IA Agreement"). CQFA is a Delaware corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. John A. Lukan is President & CEO of CQFA and is responsible for its day-to-day activities. Mr. Lukan has been an investment professional for more than 10 years. Mr. Lukan also serves as a Director of the Company, along with Mr. Jeffry H. King, Sr., Mr. Kevin J. Mailey, Mr. Jay Peller and Mr. William Keunan. Mr. Lukan receives no compensation for his services to the Company as a Director and Chairman, but he may receive compensation from CQFA as a result of his service as an officer and/or director of CQFA.

Under the current IA agreement, CQFA receives a fee at an annual rate of 1.00% of the daily net assets of the PSA Fund, computed daily and paid monthly. The current IA agreement with CQFA was originally dated May 23, 2002 and was last approved by the Portfolio's shareholders at a Special Shareholder Meeting held on that date.

Valley Forge Capital Advisors, Inc. ("VFCA"), 1288 Valley Forge Road, Suite 74, Valley Forge, PA 19482, is a Delaware corporation registered as an investment advisory company with the Securities and Exchange Commission. VFCA provides investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals. VFCA was formed in August, 2002.

Mr. G. Michael Mara is the founder, President and controlling shareholder of VFCA. Mr. Mara also is a Managing Director of Millennium Bank, the Fund's custodian. Mr. Mara served as President of Penn Street Advisors, Inc., an investment advisory firm and wholly-owned subsidiary of Millennium Bank, from 1998 to May, 2002. Penn Street Advisors, Inc. served as the PSA Fund's investment adviser from the Fund's inception on August 30, 2000 through May 23, 2002, when shareholders of the PSA Fund approved a new investment advisory agreement for the PSA Fund with CQFA. During the time that Penn Street Advisors, Inc. served as investment advisor to the PSA Fund, Mr. Mara was the lead portfolio manager responsible for the day-to-day investment activities of the Fund.

Since assuming the duties of investment advisor to the PSA Fund, CQFA has purchased research from VFCA to assist CQFA in the management of the Fund's investment portfolio. Concurrently, VFCA underwent the process of becoming an SEC registered investment adviser in order to become eligible to serve as sub-adviser to the Fund.

Both CQFA and the Board were very pleased with Mr. Mara's performance as portfolio manager to the PSA Fund during his tenure with Penn Street Advisors, Inc., and at a meeting held on August 9, 2002, approved the engagement of VFCA to serve as sub-adviser to the Fund, subject to VFCA obtaining SEC investment adviser registration status and the approval of the PSA Fund's shareholders.

If the PSA Fund's shareholders approve the engagement of VFCA, VFCA will be responsible for the day-to-day investments of the PSA Fund and will choose the securities in which the Fund invests. VFCA also will provide the PSA Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. VFCA will report to and be under the general supervision of CQFA. CQFA will have primary responsibility for the activities of VFCA and will report to the Board with respect to VFCA's activities.

If VFCA becomes sub-adviser to the Fund, VFCA will be paid a management fee of 0.75% annually of the average daily net assets of the Fund, computed daily and paid monthly. CQFA currently is paid a management fee of 1.00% for its investment advisory services to the Fund. If VFCA is approved as the sub-adviser to the Fund, CQFA will reduce its fee from 1.00% annually to 0.25% annually. Accordingly, your overall investment management fees will not increase.

A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit C to this proxy.

If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options, and CQFA will continue to serve as investment adviser to the Fund.

CONCLUSION

At its meeting on March 7, 2002, the Board analyzed the proposed engagement of VFCA to serve as sub-adviser to the Fund. The Board then noted with approval that CQFA was recommending VFCA be retained as a sub-adviser. The Board, in its deliberations, noted that Mr. Mara had been a long standing portfolio manager for the Portfolio, had performed well, and wished to continue to provide services to the Fund as the formal sub-adviser. The Board noted with further approval that the recommendations made to CQFA by Mr. Mara had resulted in continued above-average performance of the Fund, as compared to its benchmark and its peer group. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Fund. The Board also noted with approval that the overall fees of the Fund would not increase as result of its engagement of VFCA, since CQFA hade pledged to contractually reduce its fee in the event that VFCA was approved by shareholders. Finally, the Board reviewed the finances of VFCA, its management structure and Board composition, and determined that VFCA was likely to have the resources to enable it to effectively serve as sub-adviser to the Fund. For those reasons, the Board decided to approve VFCA's engagement as sub-adviser to the Fund and to recommend VFCA to the shareholders for approval.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

--------------------------------------------------------------------------------
YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU
                            VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Citco-Quaker Fund Distributors, Inc. ("CQFD") 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers ("NASD"). CQFD has been providing underwriting services to each Fund since April 1, 2002. CQFD is a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, a SEC registered transfer agent. CQFD is paid a flat fee of $12,000, annually, by the Company for its distribution services to the Funds.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Company.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of a Fund, is responsible for insuring that such purchases and sales are effected in accordance with the Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Adviser and Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolio s. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Adviser and Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser and Sub-Advisers may give consideration to those firms that have sold or are selling shares of a Fund or Funds, as well as to those firms that provide market, statistical and other research information to the Funds, a particular Fund, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Maryland corporation, the Company is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

FINANCIAL STATEMENTS

     The financial statements for each Portfolio and the Fund are incorporated herein by reference to the Fund's audited annual financial report, dated October 31, 2002, and the Fund's unaudited semi-annual financial report, dated April 30, 2002. AT YOUR REQUEST, THE COMPANY WILL SEND YOU A FREE COPY OF ITS MOST RECENT AUDITED ANNUAL REPORT, DATED OCTOBER 31, 2002 AND UNAUDITED SEMI-ANNUAL FINANCIAL REPORT, DATED APRIL 30, 2002.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                               AS OF MAY 31, 2003

--------------------------------------------------------------------------------
NAME OF ELECTRIC CITY FUND                             TOTAL OUTSTANDING SHARES
--------------------------------------------------------------------------------
McGlinn Balanced Portfolio
--------------------------------------------------------------------------------
Cumberland Taxable Fixed Income Portfolio                         221,338
--------------------------------------------------------------------------------
Baldwin Large-Cap Growth Portfolio                                156,321
--------------------------------------------------------------------------------
Penn Street Advisors Sector Rotational Portfolio                  296,904
--------------------------------------------------------------------------------
Berkshire Advisors Select Equity Portfolio                         52,699
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                               AS OF MAY 31, 2003

-----------------------------------------------------------------------------------------
                                      NAME OF FUND
                                      IN WHICH         NUMBER OF     % OWNERSHIP OF TOTAL
NAME OF SHAREHOLDER                   SHARES HELD      SHARES HELD   FUND SHARES
-----------------------------------------------------------------------------------------
Millennium Bank FBO Client Accounts
30 Valley Stream Parkway
Malvern, PA  19355                    McGlinn             53,784            58.48%
-----------------------------------------------------------------------------------------
Wynrhs E. Coghlan
746 Mount Moro Road
Villanova, PA  19085                  McGlinn             25,636            27.87%
-----------------------------------------------------------------------------------------
Mary Ellen Hafer
921 Ritters Road
Reading, PA  19606                    McGlinn              8,896             9.67%
-----------------------------------------------------------------------------------------
Millennium Bank FBO Client Accounts
30 Valley Stream Parkway
Malvern, PA  19355                    Cumberland          14,975             6.77%
-----------------------------------------------------------------------------------------
Millennium Bank FBO Client Accounts
30 Valley Stream Parkway
Malvern, PA  19355                    Cumberland         172,785            78.08%
-----------------------------------------------------------------------------------------
Mel A. Shaftel
211 Central Park West, Apt 15G
New York, NY  10024                   Cumberland          18,079             8.17%
-----------------------------------------------------------------------------------------
Millennium Bank FBO Client Accounts
30 Valley Stream Parkway
Malvern, PA  19355                    Baldwin            151,066            96.64%
-----------------------------------------------------------------------------------------
Millennium Bank FBO Client Accounts
30 Valley Stream Parkway
Malvern, PA  19355                    PSA Sector         202,694            68.27%
-----------------------------------------------------------------------------------------
Michael Guilfoille
369 Rowayton Avenue
Rowayton, CT  06853                   PSA Sector          61,369            20.67%
-----------------------------------------------------------------------------------------
Aivars O. Berkis
134 Shearers Road
Sinking Spring, PA  19608             Berkshire           17,300            28.71%
-----------------------------------------------------------------------------------------
Anna G. Berkis
134 Shearers Road
Sinking Spring, PA  19608             Berkshire           35,396            58.74%
-----------------------------------------------------------------------------------------

                                    EXHIBIT B

                             PENN STREET FUND, INC.
                               AMENDED & RESTATED
                            ARTICLES OF INCORPORATION

     Penn Street Fund, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended and restated in its entirety to read as follows:

     "FIRST: The undersigned, Stephen W. Kline, whose post office address is 30 Valley Stream Parkway, Malvern, PA 19355, being at least eighteen years of age, hereby associate myself as incorporator with the intention of forming a corporation (hereinafter referred to as the "Corporation") under the general laws of the State of Maryland.

     SECOND: The name of the Corporation is:

               THE PENN STREET FUND, INC.

     THIRD:

     (a) The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

          (1) To engage primarily in the business of investing, reinvesting or trading in securities as an investment company classified under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management company.

          (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions, which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

     (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

     FOURTH: The post office address of the principal office of the Corporation in Maryland is 11 East Chase Street, Baltimore, MD 21202.

     FIFTH: The name and post office address of the resident agent is CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, MD 21202. Said resident agent is a domestic corporation of the State of Maryland.

     SIXTH:

     (a) The total number of shares of stock of all classes and series which the Corporation initially has authority to issue is ONE BILLION (1,00000,000,000) shares of capital stock (par value $.01 per share), amounting in aggregate par value to TEN MILLION DOLLARS ($10,000,000). All of the authorized shares of capital stock are initially classified as "Common Stock" of which certain shares are further classified as follows:

          10,000,000 shares are designated as McGlinn Balanced Portfolio 10,000,000 shares are designated as The Andrew Portfolio (formerly the Global Income Portfolio)
          10,000,000 shares are designated as Cumberland Taxable Fixed
               Income Portfolio
          10,000,000 shares are designated as Baldwin Large-Cap
               Growth Portfolio
          10,000,000 shares are designated as Penn Street Advisors
               Sector Rotational Portfolio
          10,000,000 shares are designated as Berkshire Advisors Select
               Equity Portfolio

          The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

     (b) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the 1940 Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Corporation has authority to issue.

     (c) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the McGlinn Balanced Portfolio, The Andrew Portfolio, the Cumberland Taxable Fixed Income Portfolio, the Baldwin Large-Cap Growth Portfolio, the Penn Street Advisors Sector Rotational Portfolio, the Berkshire Advisors Select Equity Portfolio, and any additional series of Common Stock of the Corporation ("Series"), unless otherwise provided in articles supplementary or other charter document classifying or reclassifying such series:

          (1) All consideration received by the Corporation from the issue or sale of shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any items allocated as provided in the following sentence, are hereinafter referred to collectively as the "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds which are not identifiable as belonging to a particular Series, such items shall be allocated by or under the supervision of the Board of Directors to and among one or more of the Series from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding for all purposes. No holder of a particular Series shall have any right or claim against the assets belonging to any other Series, except as a holder of the shares of such other Series.

          (2) The assets belonging to each Series shall be charged with the liabilities of the Corporation in respect of that Series and all expenses, costs, charges and reserves attributable to that Series. Any liabilities, expenses, costs, charges or reserves of the Corporation which are attributable to more than one Series, or are not identifiable as pertaining to any Series, shall be allocated and charged by or under the supervision of the Board of Directors to and among one or more of the Series of Common Stock from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding for all purposes. The liabilities, expenses, costs, charges and reserves charged to a Series are hereinafter referred to collectively as the "liabilities of" that Series.

          (3) The net asset value per share of a particular Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities of that Series) by the total number of shares of that Series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the 1940 Act. Subject to the applicable provisions of the 1940 Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation, or in a duly adopted resolution of the Board of Directors, such bases and times for determining the current net asset value per share of each Series, and the net income attributable to such Series, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the 1940 Act, to determine whether any moneys or other assets received by the Corporation shall be treated as income or capital and whether any item of expense shall be charged to income or capital, and each such determination shall be conclusive and binding for all purposes.

          (4) Subject to the provisions of law and any preferences of any class or series of stock from time to time classified or reclassified, dividends, including dividends payable in shares of another class or series of the Corporation's stock, may be paid on a particular Series at such times and in such amounts as the Board of Directors may deem advisable. Dividends and other distributions on the shares of a particular Series shall be paid only out of the assets belonging to that Series after providing for the liabilities of that Series.

          (5) Each share of a Series shall have one vote, and the exclusive voting power for all purposes shall be vested in the holders of shares of the Series. All Series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of a particular Series is required by the 1940 Act or the Maryland General Corporation Law, such requirement shall apply and, in that event, the other Series entitled to vote on the matter shall vote together as a single class; and provided, further, that the holders of a particular Series shall not be entitled to vote on any matter which does not affect any interest of that Series, including liquidation of another Series, except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

          (6) Each holder of shares of a Series shall have the right to require the Corporation to redeem all or any part of his shares at a redemption price equal to the current net asset value per share of that Series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or contingent deferred sales load, if any, or other charges as the Board of Directors may from time to time establish in accordance with the 1940 Act and the Conduct Rules of the National Association of Securities Dealers, Inc. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series whose shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of any Series to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the 1940 Act.

          (7) To the extent and in the manner permitted by the 1940 Act and the Maryland General Corporation Law, the Board of Directors may cause the Corporation to redeem, at their current net asset value, the shares of any Series held in the account of any stockholder having an aggregate net asset value which is less than the minimum investment in that Series specified by the Board of Directors from time to time in its sole discretion.

          (8) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or of the liquidation of a particular Series, the stockholders of each Series that is being liquidated shall be entitled, after payment or provision for payment of the liabilities of that Series, as a class, to share ratably in the remaining assets belonging to the Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon the liquidation of any other series. The liquidation of any Series of which there are shares then outstanding shall be approved by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Series, and without the vote of the holders of shares of any other Series.

          (9) Subject to compliance with the 1940 Act, the Board of Directors shall have authority to provide that holders of any Series shall have the right to exchange their shares for shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Directors.

     SEVENTH: The number of directors of the Corporation initially shall consist of four (4) directors, and the names of the directors who shall act as such until successors or additional directors are elected and qualify are Richard T. Coghlan, Howard W. Gross, Stephen Michael Alexander and Lee G. Fishman. Thereafter, but prior to the issuance by the Corporation of any capital stock, the number of directors shall be established as provided in the by-laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force; provided however that such number shall never be less than three (3).

     EIGHTH:

     (a) The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

          (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

          (2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or type of stock or other securities at the time outstanding.

          (3) The Board of Directors of the Corporation shall, consistent with applicable law (including, without limitation, the 1940 Act), have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital, net asset value, or net asset value per share; to determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amount legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or the By-Laws of the Corporation, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

          (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock outstanding and entitled to vote thereon, except as otherwise provided in the charter of the Corporation.

          (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
          Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

          (7) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding capital stock.

          (8) For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the By-Laws of the Corporation. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation in accordance with Section 2-502 of the Maryland General Corporation Law and the By-Laws of the Corporation or the applicable federal securities laws. In the event that the provisions of Maryland law conflict with those of the applicable federal securities laws, the applicable federal law shall control.

          (b) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

     NINTH: The duration of the Corporation shall be perpetual."

     SECOND.  The  foregoing  amendment  and  restatement  of the charter of the
     Corporation  does  not  increase  the  authorized   capital  stock  of  the
     Corporation.

     THIRD: The foregoing amendment and restatement to the charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.


     IN WITNESS WHEREOF, The Penn Street Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this ____ day of ________, 2003.

                      PENN STREET FUND, INC.


                      By: __________________________
                      G. Michael Mara
                      President


                      WITNESS:

                      __________________________
                      __________________________
                      Secretary


     The undersigned President of Penn Street Fund, Inc., who executed on behalf of the Corporation the forgoing Amended and Restated Articles of Incorporation of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Amended and Restated Articles of Incorporation to be the corporate act of the Corporation and hereby certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                      __________________________
                      G. Michael Mara
                      President

                                    EXHIBIT C

                           THE PENN STREET FUND, INC.
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the ____ day of _______________, 2003, between The Penn Street Fund, Inc. (the "Company"), Citco-Quaker Fund Advisors, Inc. a registered investment adviser and Investment Adviser to each series of the Company (the "Fund Manager") and Valley Forge Capital Advisors, Inc. (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The Penn Street Sector Rotational Portfolio (the "Fund");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager has recommended that the Sub-Adviser be retained to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Company hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

    The Company and/or Fund Manager have furnished or will furnish Sub-Adviser with properly certified or authenticated copies of each of the following:

     a. Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;

     b. The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     c.   The  Company's   current   Prospectus   and  Statement  of  Additional
          Information (together called the "Prospectus")

     d. All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Fund.

     The Company and/or Fund manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.   Management
     ----------

     Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the Fund's prospectus from time to time. Sub-Adviser further agrees that it:

     (a) Will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively; and

     (c) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     (a) SERVICES TO OTHER FUNDS. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Fund.

     (b) STATUS OF SUB-ADVISER. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company, Fund or Fund Manager in any way.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Fund provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

     The Fund will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until march 31, 2005. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Company, by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                           If to the Sub-Adviser:
------------------                           ----------------------

The Penn Street Fund, Inc.                   Valley Forge Capital Advisors, Inc.
1288 Valley Forge Road, Suite 88             1288 Valley Forge Road, Suite 74
Valley Forge, PA  19482                      Valley Forge, PA  19482
Attn:  G. Michael Mara                       Attn:  G. Michael Mara
President                                    President

If to the Fund Manager:
-----------------------

Citco-Quaker Fund Advisors, Inc.
1288 Valley Forge Road, Suite 88
Valley Forge, PA  19482
Attn:  David D. Jones
President

15.  Disclosures
     -----------

     Neither the Company, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16   Non-Liability of Directors and Shareholders
     -------------------------------------------

     All obligations of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Director, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the Directors or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Director, officer or shareholder of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


Attest:                             THE PENN STREET FUND, INC.

______________________________      __________________________________
By: __________________________      By:  G. Michael Mara
Title:  Secretary                   Title: President

Attest:                             CITCO-QUAKER FUND ADVISORS, INC.

______________________________      __________________________________
By:  _________________________      By:  John A. Lukan
Title: _______________________      Title: President


Attest:                             VALLEY FORGE CAPITAL ADVISORS, INC.

______________________________      __________________________________
By:  _________________________      By:  G. Michael Mara
Title:  ______________________      Title:  President

                                     BALLOT
--------------------------------------------------------------------------------
                             PENN STREET FUND, INC.

PROPOSAL # 1.  APPROVE  AMENDED AND  RESTATED  ARTICLES OF  INCORPORATION:  (ALL
               SHAREHOLDERS)

Section 1(A) Approve Powers and Purposes Amendments
---------------------------------------------------
For            Against       Abstain
/    /         /    /        /    /

Section 1(B) Approve Series and Classes of Stock Amendments
-----------------------------------------------------------
For            Against       Abstain
/    /         /    /        /    /

Section 1(C) Approve Involuntary and In-Kind Redemption Amendments
------------------------------------------------------------------
For            Against       Abstain
/    /         /    /        /    /

Section 1(D) Approve Shareholder Approval Amendments
----------------------------------------------------
For            Against       Abstain
/    /         /    /        /    /


PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO SHAREHOLDERS ONLY!
-------------------------------------------------------------------

PROPOSAL # 2.  APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH VALLEY FORGE
               CAPITAL ADVISORS, INC.

For            Against       Abstain
/    /         /    /        /    /


Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or Company, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                       Date

X
--------------------------------------------------------------------------------
Signature                                                       Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, company or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Company. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Theresa McNamee and Kenneth Faith, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held July 8, 2003, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF COMPANY WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.